UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 4a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §.240.14a-12

FUSHI COPPERWELD, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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FUSHI COPPERWELD, INC. TYG Center Tower B, Suite 2601 Dongsanhuan Bei Lu, Bing 2 Beijing, PRC 100027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on Thursday, June 28, 2012

Dear Stockholder,

The 2012 Annual Meeting of Stockholders of Fushi Copperweld, Inc., will be held at the TYG Center Tower B, Suite 2601, Dongsanhuan Bei Lu, Bing 2, Chaoyang District, Beijing, China on the 28th day of June, 2012, at 10:00 a.m. Beijing Standard Time (local time) (the “Annual Meeting”), for the following purposes:

Proposals to be considered at the Annual Meeting:

(1)	To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

(2)	To ratify the appointment of KPMG, as the Company’s independent public accountants for the fiscal year ending December 31, 2012;

(3)	To conduct an advisory vote to approve executive compensation;

(4)	To transact such other matters as may properly be presented at the Annual Meeting or any adjournment thereof.

The Board recommends a vote “FOR” items 1, 2, and 3.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To

Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

The Proxy Materials are available for review at:

http://www.cstproxy.com/fushicopperweld/2012

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FUSHI COPPERWELD, INC.

TYG Center Tower B, Suite 2601

Dongsanhuan Bei Lu, Bing 2

Beijing, PRC 100027

Important Notice Regarding the Availability Of Proxy Materials

For the Stockholder Meeting to Be Held On June 28, 2012

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before

June 14, 2012 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/fushicopperweld/2012

-	the Company’s Annual Report for the year ending December 31, 2011
-	the Company’s 2012 Proxy Statement (including all attachments thereto)
-	the Proxy Card
-	any amendments to the foregoing materials that are required to be furnished to stockholders

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690

or

By logging on to http://www.cstproxy.com/fushicopperweld/2012

or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.

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